                                   AGREEMENT
                                   ---------

          This Agreement (the "Agreement") is made as of the 31st day of December, 1997 by and between VIMRx Pharmaceuticals Inc., a Delaware corporation with offices at 2751 Centerville Road, Wilmington, Delaware 19808 ("VIMRx"), and Innovir Laboratories, Inc., a Delaware corporation with offices at 510 East 73rd Street, New York, New York 10021 ("Innovir").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, Innovir has requested that VIMRx make an equity investment in Innovir of $2,000,000 at this time and, based upon the cash requirements of Innovir, up to an additional $5,000,000 during the next two years; and

          WHEREAS, VIMRx is willing to make such equity investments upon the terms and conditions set forth herein.

          NOW, THEREFORE, Innovir and VIMRx hereby agree as follows:

          1.   Purchase of Common Stock and Issuance of Warrants.
               -------------------------------------------------

          (a)  Initial Purchase of Common Stock.  Simultaneously with the
               --------------------------------
execution and delivery hereof, VIMRx shall pay $2,000,000 to Innovir as the aggregate purchase price for, and Innovir shall cause the issuance to VIMRx of, 5,080,436 shares of the common stock, $.013 par value per share (the "Common Stock"), of Innovir.

          (b)  Subsequent Purchases of Common Stock.  During the two-year period
               ------------------------------------
commencing on the date hereof, Innovir shall have the right to deliver periodically to VIMRx a notice stating the amount of cash reasonably required by Innovir from VIMRx. Within fifteen days after its receipt of each such notice, VIMRx shall pay such amount to Innovir and Innovir shall thereafter promptly cause the issuance to VIMRx of such number of shares of Common Stock as shall equal the quotient of the amount then paid by VIMRX to Innovir divided by the lower of (i) the average closing bid price per share of the Common Stock for the fifteen trading days immediately preceding the date such notice is given and
(ii) $1.30; provided, however, that in no event shall VIMRx be required to pay
            --------  -------
Innovir more than $5,000,000 in the aggregate pursuant to this Section 1(b); and

provided, further, that VIMRx shall no longer be required to pay Innovir any
--------  -------
amounts pursuant to this Section 1(b) in the event that VIMRx ceases to own at least fifty percent of the outstanding shares of Common Stock.

          (c)  Issuance of Warrants.  Simultaneously with the execution and
               --------------------
delivery hereof, Innovir shall execute and deliver to VIMRx a warrant to purchase 1,000,000 shares of Common Stock at $.393667 per share (the "Warrant"), in the form of the warrant attached hereto as Exhibit A.

          2.   Representations.
               ---------------

               (a)  Representations of Innovir.  Innovir hereby represents and
                    --------------------------
warrants to VIMRx as follows:

                    (i) This Agreement has been duly authorized, executed and delivered by Innovir and constitutes the valid and legally binding agreement of Innovir, enforceable against Innovir in accordance with its terms.

                    (ii) The shares of Common Stock to be issued pursuant to Sections 1(a) and 1(b), when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

                    (iii) The Warrant has been duly authorized, executed and delivered by Innovir and constitutes the valid and legally binding obligation of Innovir, enforceable against Innovir in accordance with its terms. The shares of Common Stock issuable upon exercise thereof will be duly reserved for issuance and, when issued upon such exercise, will be validly issued, fully paid and non-assessable.

               (b)  Representations of VIMRX.  VIMRx hereby represents and
                    ------------------------
warrants to Innovir as follows:

                    (i) This Agreement has been duly authorized, executed and delivered by VIMRX and constitutes the valid and legally binding agreement of VIMRx, enforceable against VIMRx in accordance with its terms.

                    (ii) VIMRx is acquiring hereunder the shares of Common Stock and the Warrant for its own account for investment within the contemplation of the Securities Act of 1933, as amended, and not with a view to the transfer or resale thereof.

          3.   Miscellaneous.
               -------------

               (a)  Modification; Waiver.  This Agreement may be amended,
                    --------------------
modified and supplemented only by a writing signed by both Innovir and VIMRx. Any failure of Innovir or VIMRx to comply with any obligation, covenant, agreement or condition herein contained may be expressly waived, in writing only, by (i) Innovir in the case of any failure of VIMRx or (ii) VIMRx in the case of any failure of Innovir. Such waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

               (b)  Notices.  All notices, requests, demands and other
                    -------
communications required or permitted hereunder shall be made in writing, and shall be duly given when received by the receiving party by hand, mail or facsimile, as follows:

                    If to Innovir:

                    Innovir Laboratories, Inc.
                    510 East 73rd Street
                    New York, New York  10021
                    Fax # (212) 249-4513
                    Attn:  Frank O'Connell

                    With a copy to:

                    Fulbright & Jaworski L.L.P.
                    666 Fifth Avenue
                    New York, New York 10103
                    Fax # (212) 752-5958
                    Attn:  Merrill M. Kraines, Esq.

or to such other person or place as Innovir shall designate by notice in the manner provided in this Section 3(b);

                    If to VIMRx:

                    VIMRX Pharmaceuticals Inc.
                    2751 Centerville Road
                    Wilmington, Delaware 19808
                    Fax # (302) 998-3794
                    Attn:  Bill McIntosh

                    With a copy to:

                    Epstein Becker & Green, P.C.
                    250 Park Avenue
                    New York, New York  10177
                    Fax # (212) 661-0989
                    Attn:  Lowell S. Lifschultz, Esq.

or to such other person or place as VIMRx shall designate by notice in the manner provided in this Section 3(b).

          (c)  Assignment.  This Agreement shall be binding upon and inure to
               ----------
the benefit of Innovir and its successors and assigns, and to VIMRx and its successors and assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned or delegated by either of Innovir or VIMRx without the prior written consent of the other and any purported assignment or delegation in violation hereof shall be null and void ab initio.

          (d)  Governing Law.  This Agreement shall be governed by and construed
               -------------
solely in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

          (e)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (f)  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding of the parties in respect of the subject matter contained herein and there are no other terms or conditions, representations or warranties, written or oral, express or implied, except as expressly set forth herein.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                        INNOVIR LABORATORIES, INC.


                                        By: /s/ Thomas Sharpe
                                            ---------------------------
                                           Name:  Thomas Sharpe
                                           Title: President

                                        VIMRx PHARMACEUTICALS INC.


                                        By: /s/ Richard L. Dunning
                                            ---------------------------
                                           Name:   Richard L. Dunning
                                           Title:  President

                                                                       EXHIBIT A
                                                                       ---------

                                FORM OF WARRANT
                                ---------------


See attached form of Warrant.